Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 June 9, 2026 2026 Morgan Stanley US Financials Conference Welcome. The Huntington National Bank is Member FDIC. Huntington, Huntington Bank, and the Huntington Brandmark are service marks of Huntington Bancshares Incorporated. ©2026 Huntington Bancshares Incorporated.

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference Disclaimer 2 Caution Regarding Forward -Looking Statements The information contained or incorporated by reference in this presentation contains certain forward - looking statements, includi ng, but not limited to, certain plans, expectations, goals, projections, and statements, which are not historical facts and are subject to numerous assumptions, risks, estimates, and un cer tainties that are beyond the control of Huntington. Statements that do not describe historical or current facts, including statements about beliefs and expectations, are forward - looking statements. Forward - looking statements may be identified by words such as expect, anticipate, continue, believe, intend, estimate, plan, trend, objective, target, goal, or similar expressions, or future or conditional verbs such as will, may, might, should, would, could, or similar variations. The forward - looking statements are intended to be subject to the safe h arbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors w hic h could cause actual results to differ materially from those contained or implied in the forward - looking statements or historical performance: changes in general economic, political, regula tory, or industry conditions; deterioration in business and economic conditions, including persistent inflation, supply chain issues or labor shortages; instability in global econom ic conditions and geopolitical conditions, including U.S. direct involvement in war and other conflicts, as well as volatility in financial markets; changes in U.S. trade policies, including the imposition of tariffs and retaliatory tariffs; the impact of pandemics and other catastrophic events or disasters on the global economy and financial market conditions and our business, res ults of operations, and financial condition; the impacts related to or resulting from bank failures and other volatility, including potential increased regulatory requirement s and costs, such as Federal Deposit Insurance Corporation ("FDIC") special assessments, long -term debt requirements and heightened capital requirements; potential impacts to macroeconomi c conditions, which could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; unexpected outflows o f deposits which may require us to sell investment securities at a loss; changing interest rates which could negatively impact the value of our portfolio of investment securities; the loss o f value of our investment portfolio which could negatively impact market perceptions of us and could lead to deposit withdrawals; market perceptions of us and banks generally, includin g from the effects of social media; cybersecurity risks; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Re serve System ("Federal Reserve"); volatility and disruptions in global capital, foreign exchange, and credit markets; movements in interest rates; competitive pressures on product pricin g a nd services; success, impact, and timing of our business strategies, including market acceptance of any new products or services including those implementing our "Fair Play" banking philosophy; introduction of new competitive products, such as stablecoins, and new competitors, such as financial technology companies and other "nontraditional" bank competitors; ch anges in policies and standards for regulatory review of bank mergers; the nature, extent, timing and results of governmental actions, examinations, reviews, reforms, regulations and interpretations, including those related to the Dodd - Frank Wall Street Reform and Consumer Protection Act and the Basel III regulatory capital reforms, as well as those involving the Securities and Exchange Commission ("SEC"), the Office of the Comptroller of the Currency, the Federal Reserve, the FDIC, the Consumer Financial Protection Bureau, and state - level regulators; the possibility that the anticipated benefits of recent or proposed acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the companies or as a result of the strength of the economy and competitive factors in the areas where the companies do business; and other fa cto rs that may affect the future results of Huntington. All forward - looking statements are expressly qualified in their entirety by the cautionary statements set forth above. Forward - looking statements speak only as of the date they are made and are based on information available at that time. Huntington does not assume any obligation to update forward - looking stateme nts to reflect actual results, new information or future events, changes in assumptions or changes in circumstances or other factors affecting forward - looking statements that occur afte r the date the forward - looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. If Huntington updates one or more forward - looking statements, no inference should be drawn that Huntington will make additional updates with respect to those or other forward - looking statements. As forward - looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements. See also the other reports filed with the SEC, including discussions under the “Forward -Looking Statements” and “Risk Factors” of Huntington’s Annual Report on Form 10 -K for the year ended December 31, 2025 and in its subsequent Quarterly Reports on Form 10 -Q, including for the quarter ended March 31, 2026, as filed with the SEC and available on its website at www.sec.gov. Use of Non -GAAP Financial Measures This document contains GAAP financial measures and non -GAAP financial measures where management believes it to be helpful in understanding Huntington’s results of operations or financial position. Where non -GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconcilia tion to the comparable GAAP financial measure, can be found in this document, the financial supplement, conference call slides, or the Form 8 -K related to this document, all of wh ich can be found in the Investor Relations section of Huntington’s website, http://www.huntington.com.

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 3Note: Balances as of period end 3/31/26 Leading National Commercial Businesses Super Regional Bank Positioned for Strong Secular Growth Vision To Be the Leading People - First, Customer - Centered Bank in the Country Comprehensive Set of Payments Solutions Powerhouse Consumer and Regional Banking Franchise in 21 States Proud 160 year history. Accelerating into the future. $285B Assets $189B Loans $223B Deposits Proactive and Robust Risk Management Full Spectrum Wealth Management Platform Capital Markets Business with Broad Capabilities

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 4 How we win We build longstanding, deep and multi- dimensional customer relationships We serve the full breadth of our customers' needs over time, prioritizing durable relationships and long -term value creation over transactional opportunities We earn trust by being consistent and dependable through economic cycles A disciplined risk posture and long -term mindset lets us support customers through uncertainty and invest opportunistically We integrate expertise and innovative capabilities to make everyday banking simple We lead with advice and insight, connecting banking, lending, payments, wealth, insurance, and capital solutions to deliver holistic outcomes, not disconnected point products We deliver leading bank capabilities through local, empowered, and nationally integrated teams We operate at the point of the relationship with authority to integrate the full firm on behalf of customers, prioritizing responsiveness and care over centralized efficiency We compound value by reinvesting in what matters most to our customers Rigorous management turns strong performance into a virtuous cycle, reinvesting in capabilities, innovation, and service for better customer outcomes over time Focusing on being an indispensable partner for our customers through experiences and relationships to drive differentiation and expand customer base

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 52026 Morgan Stanley US Financials Conference Purpose leads. Awards follow. (1) Tied in the Banking Online Satisfaction Study. JD Power 2026 U.S. Banking Mobile App and Banking Online Satisfaction Stud ies ; among banks with $60B –$199B in deposits and 200+ branches. Visit jdpower.com/awards for more details. (2) https://informaconnect.com/banking -tech - awards -usa/2026 -winners/ (3) https://clearviewpublishing.com/events/the -fourth-annual -wealthbriefing -for-good -awards -2025/#about -top. (4) Coalition Greenwich Voice of Client – 2025 U.S. Commercial Banking Study (5) SBA 7(a) volume (6) https://globalmanetwork.com/201 9/wp - content/uploads/2025/12/Annual -MA-Atlas -Awards -Winner -Circle -2025.pdf (7) https://maadvisor.com/MANY/2025 - MANY/24th_Annual_MA_Award_Winners_List.pdf (8) To view Great Place to Work Certified Companies, visit https://www.greatplacetowork.com/certified -companies (9) https://www.forbes.com/lists/best -employers -for-new-grads/ Best Bank Award 4 Winner: 15 Categories including: Best Bank for Trust for 3yrs in a row Best Bank for Overall Satisfaction Best Bank for Customer Service 4th in Forbes Best Employers for New Grads 2026 9 2025 Strategic M&A Deal of the Year & 2025 USA M&A Deal of the Year 6 2025 Professional Services Deal of the Year 7 2 CONSUMER & DIGITAL BUSINESS BANKING CAPITAL MARKETS COLLEAGUES & CULTURE 2 years in a row 3 Top SBA lender 8 of past 9 years 5 Great Place To Work® 8 years in a row 8 Best Mobile Banking App & Website Experience for Customer Satisfaction among Regional Banks 1 Best Bank & FinTech Partnership 2

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference Key Messages 6 Focused execution generating powerful organic growth2 Differentiated super regional bank model with multiple growth engines1 3 Disciplined partner integration driving cost and revenue synergies Powering robust earnings, ROTCE, and TBV growth4

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference (1) Commercial Bank end of period balances as of March 31, 2026 2) Growth excludes impact of Veritex. 3) 2025 Monitor 100. Rankings. https://www.monitordaily.com/issue/2025 -monitor -100-2/ 7 Commercial Bank | National Scope and Capabilities Full scope commercial bank with substantial growth momentum FY25 Organic Growth ADB Loans 2: +10% - Commercial & Industrial - Corporate, Specialty Banking - Organic expansion in Texas, North & South Carolina ADB Deposits 2: +18% - Commercial Operating Accounts - New Deposit -Centric Verticals in Mortgage and HOA Commercial Value - Added Services: +11% - Payments: + 19% - Capital Markets: +6% - Deposit & Loan Fees: +35% Client Relationships Served Nationally Capital Markets & Advisory Middle Market Treasury Management Asset Finance Corporate & Specialty Commercial Real Estate Leading with Expertise Leading Scale1 Loans $ 84 B Deposits $61B 45% of total 27% of total Expertise Asset & Equipment Finance - #3 Bank in New Business Volume 3 - Expansive Capabilities Across Asset - Secured, Large & Small Ticket, & Floor Plan 17 Specialty Verticals - FIG & Fund Finance - Healthcare Banking - Tech & Telecom Payments - Embedded TM Capabilities - Merchant Acquiring Capital Markets - Scaled Syndication Capabilities - Full -Suite Advisory Solutions

Differentiated Local Delivery Model

National Commercial Capabilities



Middle Market
Corporate & Specialty
Capital Markets
Leading with Expertise
Commercial Real Estate
Asset Finance
Treasury Management

Consumer & SMB Banking Capabilities

Digital	Branch/ATM	Wealth
Card/Payments	Auto & RV/Marine	Mortgage
Treasury/Merchant	Insurance	SBA

Full Scope of Capabilities Delivered Locally in 21 Regions



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- Go-to-market approach customized for each local region
- Regional President and in-market leadership team with shared P&L accountability
- Aligned incentives drive coordination between national commercial and local bankers
- Embedded in local communities, with national scale and local decision-making

Aligning the whole bank to support customer goals in our local markets

Huntington
2026 Morgan Stanley US Financials Conference 8

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials ConferenceNote: $ in millions. (1) Includes Mortgage Banking, Insurance Income, gain/loss on sale of securities, and other. (2) FY 23 – FY25 ex. CADE. (3) 1Q26 ex. Cade 9 Driving Increasing Fee Income Noninterest Income By Category $585 $620 $664 $328 $364 $409 $248 $327 $346 $312 $334 $390 $448 $395 $366 FY23 FY24 FY25 Customer Deposit & Loan Fees Wealth & Asset Management Capital Markets & Advisory All Other 1 Payments & Cash Management Total Noninterest Income $2,040 $2,175 $1,921 Payments: 7% CAGR 2 • Adding new capabilities / revenue levers • Led by Commercial Payments (13% CAGR) • +38% YoY growth in merchant revenue 3 Capital Markets: 18% CAGR 2 • Supporting commercial banking activities • Deepening Capstone capabilities & expertise • Leveraging platform to grow new businesses Wealth: 12% CAGR 2 • Leading with advice and guidance • Expanding advisory relationships with focus on planning • +14% AUM and +9% Household CAGR +11% CAGR Across 3 Strategic Segments

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference 10 Recent Partner Integrations: Veritex Completed, Cadence On-Track Talent Retention and Colleague Decisions Completed 3Q25 Completed 4Q25 Legal Day 1 Closed Oct. 2025 Closed Feb. 2026 Systems Conversions Converted Jan. 2026 Expected mid - June 2026 Cost Synergies Expect $435M run -rate by 2027 $70M by 2Q26 $365M by 4Q26 Ongoing Revenue Synergies Expect $500M cumulative by 2028

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference $365 $70 $70 $435 2Q26 4Q26 Expense Synergies On Track to Meet or Exceed Plan Disciplined execution delivers durable savings and supports earnings momentum 11 Progress on Execution $435M Expected run-rate by 2027 VBTX $70M | Expected run-rate by 2Q26 CADE $365M | Expected run-rate by 4Q26 Expense Synergy Trajectory ($M) CADE VBTX VBTX | Synergy actions executed; achieved run -rate in 2Q26 CADE | Early synergy actions executed; on track to reach run -rate by 4Q26 • Colleague decisioning • System integration on track for mid - June conversion Annualized Run –Rate Synergies

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference Revenue Synergies to Accelerate, Enhancing Future Profitability Strong revenue synergies progressing, supporting confidence in 2027 outlook 12 Revenue Synergy Trajectory $50 – 75M $150 M $300M+ 2026 2027 2028 2029 2030 Opportunities >$500M cumulative expected over 3 years $300M+ | Expected run-rate by 2028 Deposit Mix and Cost Optimization • Short term opportunity to reduce higher cost wholesale funding • Long term opportunity on deposit beta and acquisition pricing Lending Opportunities • Penetration of national scale businesses into partner customer base • Expanding energy vertical activity Value Added Fee - Based Services • Wealth Management: Building out teams across footprint • Payments: Rapidly scaling TM and merchant acquiring pipelines • Capital Markets: Early traction in risk management activities and debt capital markets New Market Penetration and Customer Acquisition • Digital acquisition: 10x lift in Cadence digital acquisition • Building commercial banking teams in Austin, Atlanta and Nashville

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials ConferenceNote: (1) Non-GAAP Measure, see reconciliations on slides 17 (EPS), 18 (ROTCE), and 19 (TBV) Robust earnings growth drives top tier returns and increases TBV per share 13 Model Drives Meaningful Shareholder Value Creation 18-19% Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 16.4%1 Peer 9 Peer 8 Peer 7 Peer 6 Peer 5 Peer 4 Peer 3 Peer 2 Peer 1 $1.39 $0.06 FY25 FY27E $1.45 1 Robust Earnings Growth Top Quartile ROTCE Building Tangible Book Value $1.90 - 1.93 FY27EFY25 $9.89 1 FY25 FY27E $1.45 1 Adj. EPS GAAP

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference Flywheel for Value Creation 14 Sustainable Competitive Advantage Strong Revenue Growth and Profitability Differentiated Operating Model Expanding Investment Capacity

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference 15 Appendix

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference Non-GAAP Reconciliation Adjusted Noninterest Income and Expense, Efficiency Ratio 16 Efficiency Ratio ($ in millions) – Pre-tax 2Q25 3Q25 4Q25 1Q26 Noninterest expense (GAAP) $1,197 $1,246 $1,420 $1,774 Less: intangible amortization 11 11 13 41 Noninterest expense less amortization of intangibles A $1,186 $1,235 $1,407 $1,733 Less: Notable Items, pre -tax 3 8 130 263 Adjusted noninterest expense, efficiency (Non -GAAP) B $1,183 $1,227 $1,277 $1,470 Total Revenue (GAAP) $1,938 $2,134 $2,174 $2,573 FTE adjustment 16 17 17 19 Less: Gain on sale of a portion of our corporate trust and custody business -- 24 -- -- Less: gain / (loss) on securities (58) -- -- 13 FTE revenue less gain / (loss) on securities and gain on sale of a portion of our corporate trust and custody business C $2,012 $2,127 $2,191 $2,579 Efficiency Ratio A/C 59.0% 57.4% 64.2% 67.2% Adjusted Efficiency Ratio B/C 58.8% 57.7% 58.3% 57.0% Noninterest Expense ($ in millions) 2Q25 3Q25 4Q25 1Q26 Noninterest expense (GAAP) $1,197 $1,246 $1,420 $1,774 Less: Notable Items, pre -tax 3 8 130 263 Adjusted Noninterest expense (Non -GAAP) $1,194 $1,238 $1,290 $1,511

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference 17 Non-GAAP Reconciliation Pre-Provision Net Revenue (PPNR), Earnings Per Share (EPS) ($ in millions) FY25 Total revenue (GAAP) $8,166 FTE adjustment 65 Total revenue (FTE) A 8,231 Less: Gain on sale of a portion of corporate trust and custody business 24 Less: Net gain / (loss) on securities (58) Less: Impact of CRTs (13) Total Revenue (FTE), excluding net gain/(loss) on securities, CRTs, and notable items B 8,278 Noninterest expense C 5,015 Notable Items: Less: FDIC Deposit Insurance Fund (DIF) special assessment (30) Less: Staffing efficiencies and corporate real estate consolidation expense 6 Less: Acquisition -related expenses 168 Noninterest expense, excluding Notable Items D 4,871 Pre -provision net revenue (PPNR) (A-C) $3,216 PPNR, adjusted (B–D) $3,407 EPS ($ in millions, except per share amounts) FY25 Earnings Per Share (GAAP), diluted $1.39 Add: Notable Items, after -tax $91 0.06 Adjusted Earnings Per Share (Non -GAAP) $1.45

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference 18 Non-GAAP Reconciliation Average Tangible Common Equity, ROTCE ($ in millions) FY25 Average common shareholders’ equity $19,241 Less: intangible assets and goodwill 5,740 Add: net tax effect of intangible assets 19 Average tangible common shareholders’ equity A $13,520 Net income available to common $2,087 Add: amortization of intangibles 46 Add: deferred tax (10) Adjusted net income available to common B $2,123 Return on average tangible common shareholders’ equity B/A 15.7% ($ in millions) FY25 Adjusted net income available to common (annualized) B $2,123 Return on average tangible shareholders’ equity 15.7% Add: Notable Items, after tax C 91 Adjusted net income available to common D $2,214 Adjusted return on average tangible common shareholders’ equity D/A 16.4%

Abundant Green RGB: 126, 207, 28 HEX: #7ECF1C Primary Palette Legacy Energy Green RGB: 45, 130, 42 HEX: #2D822A Capstone Partners Only Pastel Sage RGB: 133, 154, 153 HEX: #859A99 Medium Grey RGB: 166, 183, 183 HEX: #A6B7B7 Medium Sage RGB: 66, 100, 97 HEX: #426461 Prosperous Sage RGB: 0, 45, 42 HEX: #002D2A Highlight Teal RGB: 58, 204, 223 HEX: #3ACCDF Deep Teal RGB: 13, 164, 187 HEX: #0DA4BB Capstone Blue RGB: 4, 30, 66 HEX: #041E42 Extended Palette Off - White RGB: 245, 245, 245 HEX: #7ECF1C Light Grey RGB: 200, 210, 210 HEX: #C8D2D2 Light Sage RGB: 99, 127, 125 HEX: #637F7D Deep Sage RGB: 33, 72, 70 HEX: #214846 Highlight Green RGB: 177, 238, 44 HEX: #B1EE2C Light Teal RGB: 121, 222, 226 HEX: #79DEE2 Light Magenta RGB: 221, 123, 223 HEX: #DD78DF Highlight Magenta RGB: 193, 22, 216 HEX: #C116D8 Deep Magenta RGB: 144, 5, 163 HEX: #9005A3 Dark Magenta RGB: 80, 16, 89 HEX: #501059 Pastel Grey RGB: 233, 236, 236 HEX: #E9ECEC Dark Teal RGB: 3, 79, 84 HEX: #034F54 2026 Morgan Stanley US Financials Conference 19 Non-GAAP Reconciliation Tangible common equity ratio, Tangible book value per share TBV per Share (in millions, except per share amounts) 4Q24 4Q25 YoY Growth Number of common shares outstanding (C) C 1,454 1,568 Tangible book value per share (A/C) A/C $8.33 $9.89 19% Tangible Common Equity Ratio ($ in millions) 4Q24 1Q25 2Q25 3Q25 4Q25 Huntington shareholders’ equity $19,740 $20,434 $20,928 $22,248 $24,342 Less: preferred stock 1,989 1,989 1,989 2,731 2,731 Common shareholders’ equity $17,751 $18,445 $18,939 $19,517 $21,611 Less: goodwill 5,561 5,561 5,561 5,547 5,997 Less: other intangible assets, net of tax 76 67 58 51 115 Tangible common equity (A) A $12,114 $12,817 $13,320 $13,919 $15,499